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                                                                      EXHIBIT 24

                               POWERS OF ATTORNEY

                               POWERS OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENT, that the undersigned officers and directors of Core Molding Technologies, Inc., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its shares of common stock for offering and sale pursuant to the Core Molding Technologies, Inc. Amended and Restated Long-Term Equity Incentive Plan, hereby constitutes and appoints James L. Simonton and Herman F. Dick, Jr., and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, granting unto each of said attorneys-in-fact, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand as of the 3rd day of June, 2003.

        Signature                                      Title

/s/ Malcolm M. Prine                       Chairman of the Board of Directors
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Malcolm M. Prine

/s/ Thomas R. Celliti                      Director
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Thomas R. Celliti

/s/ James F. Crowley                       Director
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James F. Crowley

/s/ Ralph O. Hellmold                      Director
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Ralph O. Hellmold

/s/ Thomas M. Hough                        Director
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Thomas M. Hough

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